                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                               December 22, 1997



                             MAC-GRAY CORPORATION
            (Exact Name of Registrant as specified in its charter)



         Delaware                   011-13495               04-3361982
(State or other jurisdiction     (Commission File        (I.R.S. Employer
     of incorporation)               Number)            Identification No.)


                     22 Water Street, Cambridge, MA 02141
             (Address of principal executive offices and zip code)

                                (617) 492-4040
             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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     On December 22, 1997, Mac-Gray Corporation issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
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     (c)  Exhibits

Exhibit No.         Description
-----------         -----------

99.1 Press release announcing the execution of a definitive agreement pursuant to which Mac-Gray Corporation will, subject to certain conditions, acquire Intirion Corporation.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 1997            MAC-GRAY CORPORATION

                                    /s/ Stewart G. MacDonald, Jr.
                                    -------------------------------------------
                                    By:   Stewart G. MacDonald, Jr.
                                    Its:  Chief Executive Officer
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                                 Exhibit Index
                                 -------------

Exhibit No.    Description
-----------    -----------


99.1 Press release announcing the execution of a definitive agreement pursuant to which Mac-Gray Corporation will, subject to certain conditions, acquire Intirion Corporation.